SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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UNIVEST Corporation of Pennsylvania

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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14 North Main Street

P. O. Box 64197
Souderton, Pennsylvania 18964

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

April 13, 2004

TO THE HOLDERS OF COMMON STOCK:

      The Annual Meeting of Shareholders of Univest Corporation of Pennsylvania will be held on Tuesday, April 13, 2004, at 10:45 in the morning, in the Univest Building, 14 North Main Street, Souderton, Pennsylvania.

      Univest’s Board of Directors recommends a vote:

1.	FOR the election of three Class II directors for a three-year term expiring in 2007.

2.	FOR the election of three alternate directors for a one-year term expiring in 2005.

      Other business, of which none is anticipated, as may properly come before the meeting or any postponements or adjournments thereof will be transacted.

      The close of business on February 27, 2004, has been fixed by the Board of Directors as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting.

      The accompanying proxy statement forms a part of this notice.

      SEPARATE PROXY CARDS ARE ENCLOSED TO SHAREHOLDERS FOR THE PURPOSE OF VOTING ALL THEIR SHARES OF THE CORPORATION’S COMMON STOCK.

      IT IS IMPORTANT THAT EACH SHAREHOLDER EXERCISE HIS/ HER RIGHT TO VOTE. Whether or not you plan to attend the meeting, please take a moment now to cast your vote over the Internet or by telephone in accordance with the instructions set forth on the enclosed proxy card, or alternatively, to complete, sign, and date the enclosed proxy card and return it in the postage-paid envelope we have provided in order that your shares will be represented at the meeting. If you attend the meeting, you may vote in person.

By Order of the Board of Directors

MARVIN A. ANDERS

Chairman

WALLACE H. BIELER

Secretary

March 12, 2004

PROXY STATEMENT

      Univest Corporation of Pennsylvania (Univest or Corporation) is a one-bank holding company organized by Union National Bank and Trust Company of Souderton under the Bank Holding Company Act of 1956, as amended. Univest elected to become a Financial Holding Company in 2000 as provided under Title I of the Gramm-Leach-Bliley Act, and is subject to supervision by the Federal Reserve System. The Principal subsidiary of the Corporation is Univest National Bank and Trust Co. (Bank). Union National Bank and Trust Company of Souderton and Pennview Savings Bank (which was a wholly owned subsidiary of the Corporation) were merged together on January 18, 2003 with Union National Bank and Trust Company of Souderton being the surviving entity. Upon the completion of the merger, Union National Bank and Trust Company of Souderton’s name was changed to Univest National Bank and Trust Co.

      The accompanying proxy is solicited by the Board of Directors (Board) of Univest Corporation of Pennsylvania, 14 North Main Street, P.O. Box 64197, Souderton, Pennsylvania 18964, for use at the Annual Meeting of Shareholders to be held April 13, 2004, and at any adjournment thereof. Copies of this proxy statement and proxies to vote the Common Stock are being sent to the shareholders on or about March 12, 2004. Any shareholder executing a proxy may revoke it at any time by giving written notice to the Secretary of the Corporation before it is voted. Some of the officers of the Corporation or employees of the Bank and other subsidiary companies or employees of StockTrans, Inc., may solicit proxies personally and by telephone, if deemed necessary. The Corporation will bear the cost of solicitation and will reimburse brokers or other persons holding shares of the Corporation’s voting stock in their names, or in the names of their nominees, for reasonable expense in forwarding proxy cards and proxy statements to beneficial owners of such stock.

      The persons named in the proxy will vote in accordance with the instructions of the shareholder executing the proxy, or in the absence of any such instruction, for or against on each matter in accordance with the recommendations of the Board of Directors set forth in the proxy.

      Univest’s Board of Directors recommends a vote:

1.	FOR the election of the three Class II Directors nominated by the Board for a three-year term.

2.	FOR the election of the three Alternate Directors nominated by the Board for a one-year term.

      The Board of Directors has fixed the close of business on February 27, 2004, as the record date for the determination of shareholders entitled to notice and to vote at the Annual Meeting. As of February 27, 2004, there were issued 9,916,063 and 8,552,423 outstanding shares of Common Stock (exclusive of 1,363,640 shares held as treasury stock which will not be voted).

      Holders of record of the Corporation’s Common Stock will be entitled to one vote per share on all business of the meeting. The matters of business listed in this proxy will be decided by majority vote of the shares represented at the meeting. Certain other matters, of which none are anticipated to be voted upon at the meeting, may require super majority approval as specified by the amended Articles of Incorporation. The presence in person or by proxy of the holders of 66 2/3% of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the meeting.

      As of February 13, 2004, Univest National Bank and Trust Co. held 764,220 shares or 8.9% of the Corporation’s Common Stock in various trust accounts in a fiduciary capacity in its Trust Department. No one trust account has 5% or more of the Corporation’s Common Stock.

      A copy of the Annual Report to Shareholders, including financial statements for the year ended December 31, 2003, was mailed on March 12, 2004 to each shareholder of record as of February 27, 2004. The Annual Report is not a part of the proxy soliciting material.

ELECTION OF DIRECTORS

      The persons named in the accompanying proxy intend to vote to elect as directors the nominees listed below in each case, unless authority to vote for directors is withheld in the proxy. The Bylaws authorize the Board of Directors to fix the number of Directors to be elected from time to time. By proper motion, they have established the number at three Class II Directors to be elected for a three-year term expiring in 2007 and a pool of three Alternate Directors for a one-year term expiring in 2005.

      The nominating committee has recommended the slate of nominees listed below for election as Class II Directors and Alternate Directors. Management is informed that all the nominees are willing to serve as directors, but if any of them should decline or be unable to serve, the persons named in the proxy will vote for the election of such other person or persons as may be designated by the Board of Directors, unless the Board of Directors reduces the number of directors in accordance with the Corporation’s Bylaws.

The following information, as of February 13, 2004, is provided with respect to the nominees for election to the Board.

			Director
			Since
Name	Age	Business Experience	**
Class II (to be elected for a three-year term expiring 2007):*
James L. Bergey	68	President, Abram W. Bergey and Sons, Inc. (Floor Coverings)	1984
Charles H. Hoeflich	89	Chairman Emeritus of the Corporation	1962
John U. Young	65	President, Alderfer, Inc. (Meat Processing)	1988
Alternate Directors (to be elected for a one-year term expiring 2005):*
Richard W. Godshall	70	Physician, Upper Bucks Orthopedic Association	1999
Margaret K. Zook	58	Administrator Souderton Mennonite Homes (Retirement Community)	1999
William G. Morral	57	Executive Director, North Penn United Way; Retired CFO, Moyer Packing Company	2002

			Director
			Since
Name	Age	Business Experience	**
The following directors are not subject to election now as they were elected in prior years for terms expiring in future years.
Class III (continuing for a three-year term expiring 2005):
Marvin A. Anders	64	Chairman of the Corporation and Chairman of Univest National Bank	1996
R. Lee Delp	57	Principal, R.L. Delp & Company (Business Consulting) Chairman of the Boards of Directors: ATEECO, Inc.; Palliser Limited; Leidy’s Inc. Member Board of Directors: Loewen Windows; Central Montgomery Medical Center Former President/ CEO, Board of Directors, MOPAC, Inc.	1994
H. Ray Mininger	63	President, H. Mininger & Son, Inc. (General Contractor)	1995
P. Gregory Shelly	58	President, Shelly Enterprises, Inc. (Building Materials) and Officer/ Partner of other Shelly Enterprise Related Companies	1985
Class I (continuing for a three-year term expiring 2006):
William S. Aichele	53	President and CEO of the Corporation and President and CEO of Univest National Bank	1990
Norman L. Keller	66	Retired Executive Vice President of the Corporation and Retired President and CEO of Pennview Savings Bank	1974
Thomas K. Leidy	65	Retired President and CEO Leidy’s, Inc. (Pork Processing)	1984
Merrill S. Moyer	69	Retired Chairman of the Corporation and Retired Chairman of Univest National Bank	1984

*	All nominees are now directors or alternate directors respectively.

**	Dates indicate initial year as a director or alternate director of Univest or the subsidiary banks.

Beneficial Ownership of Directors and Officers

	Shares of
	Common Stock	Percent of
	Beneficially	Outstanding
Name	Owned 2/13/04*	Shares

William S. Aichele (1)	204,634	2.39%
Marvin A. Anders (2)	201,013	2.35%
Wallace H. Bieler (3)	34,803	**
James L. Bergey (4)	18,880	**
R. Lee Delp	5,804	**
Richard W. Godshall	5,116	**
Charles H. Hoeflich	256,147	3.00%
Norman L. Keller (5)	54,051	**
Thomas K. Leidy (6)	207,891	2.43%
H. Ray Mininger	10,016	**
William G. Morral (7)	16,509	**
K. Leon Moyer (8)	25,454	**
Merrill S. Moyer (9)	216,031	2.53%
P. Gregory Shelly (10)	66,606	**
George D. Terry (11)	5,753	**
John U. Young	11,156	**
Margaret K. Zook	479	**
All Directors and Executive Officers as a Group (17 persons)	965,343	11.29%

*	The shares “Beneficially owned” may include shares owned by or for, among others, the spouse and/or minor children of the individuals and any other relative who has the same home as such individual, as well as other shares as to which the individual has or shared voting or investment power. Beneficial ownership may be disclaimed as to certain of the securities.

**	Beneficially owns less than 1% of the outstanding shares of the Common Stock of Univest.

(1)	Includes 125,000 shares in the Univest Deferred Salary Savings Plan of which Mr. Aichele is a co-trustee. He disclaims beneficial ownership of these shares. Also included are 49,687 shares which may be acquired by the exercise of vested stock options.

(2)	Includes 125,000 shares in the Univest Deferred Salary Savings Plan of which Mr. Anders is a co-trustee and 24,198 shares owned by a member of his family. He disclaims beneficial ownership of these shares. Also included are 16,838 shares which may be acquired by the exercise of vested stock options.

(3)	Includes 13,080 shares which may be acquired by the exercise of vested stock options.

(4)	Includes 1,031 shares owned by a member of Mr. Bergey’s family. He disclaims beneficial ownership of these shares.

(5)	Includes 25,462 shares owned by members of Mr. Keller’s family. He disclaims beneficial ownership of these shares.

(6)	Includes 125,000 shares in the Univest Deferred Salary Savings Plan of which Mr. Leidy is a co-trustee, 6,484 shares owned by a member of his family, and 23,706 shares over which he shares voting and/or investment power. He disclaims beneficial ownership of these shares.

(7)	Includes 2,268 shares owned by members of Mr. Morral’s family. He disclaims beneficial ownership of these shares.

(8)	Includes 4,201 shares owned by members of Mr. Moyer’s family. He disclaims beneficial ownership of these shares. Also included are 12,815 shares which may be acquired by the exercise of vested stock options.

(9)	Includes 125,000 shares in the Univest Deferred Salary Savings Plan of which Mr. Moyer is a co-trustee, and 31,023 shares owned by a member of his family. He disclaims beneficial ownership of these shares.

(10)	Includes 24,805 shares owned by members of Mr. Shelly’s family. He disclaims beneficial ownership of these shares.

(11)	Includes 5,613 shares which may be acquired by the exercise of vested stock options.

Compliance with Section 16 (a) of the Securities Exchange Act of 1954

      Section 16 (a) of the Securities Exchange Act of 1934 requires the Corporation’s directors and executive officers, and persons who own more than ten percent of a registered class of the Corporation’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Shares and other equity securities of the Corporation. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Corporation with copies of all Section 16 (a) forms they file.

      To the Corporation’s knowledge, based solely on a review of the copies of such reports furnished to the Corporation and written representations that no other reports were required during the fiscal year ended December 31, 2003, all Section 16 (a) reports by its officers, directors and greater than ten percent beneficial owners were timely filed except five reports: 1) for the acquisition of 456 shares of Common Stock of the Corporation on April 3, 2003, by P. Gregory Shelly a Director of the Corporation. 2) for the acquisition of 152 shares of Common Stock of the Corporation on April 3, 2003, by H. Ray Mininger, a Director of the Corporation, 3) for the acquisition of 325 shares of Common Stock of the Corporation on December 10, 2003, by Thomas K. Leidy, a Director of the Corporation, 4) for the sale of 525 shares of Common Stock of the Corporation on December 2, 2003 by Martin Renninger, an Executive Vice President of the Corporation, and 5) for the sale of 668 shares of Common Stock of the Corporation on December 29, 2003, also by Mr. Renninger.

The Board of Directors, the Board’s Committees and Their Functions

      Univest’s Board of Directors met twelve times during 2003. All of the directors attended at least 75% of the meetings of the Board and of the committees of which they were members. All directors are encouraged to attend the annual meeting of Shareholders. In 2003, thirteen of the fourteen Directors were present at the annual shareholder’s meeting. The Board has established a number of committees, including the Audit Committee, the Compensation Committee and the Nominating Committee, each of which is described below.

      Each non-employee Director or Alternate Director is paid an annual retainer fee of $8,500. Each non-employee Director receives a fee of $700 for each Board of Directors Meeting of Univest Corporation of Pennsylvania or Univest National Bank and Trust Co. which he/she attends. Each Alternate Director receives a “consultant fee” of $700 for each Board of Directors meeting of Univest Corporation of Pennsylvania or Univest National Bank and Trust Co. which he/she attends. Only one fee is paid to the Director or Alternate Director if these Boards meet on a concurrent basis. Non-employee Directors who are members of the Executive Committee or Loan Policy Committee of the Board of Directors receive a fee of $600 for each meeting attended. Non-employee Directors or Alternate Directors who attend other committee meetings of the Board of Directors receive a fee or “consultant fee” ranging from $400 to $500 for each meeting attended;

Bucks County Advisory Board members received a $400 “consultant fee” for each Advisory Board meeting they attended.

      To contact any Board members or committee chairmen, please mail your correspondence to:

Univest Corporation

Attention (Board Member’s name)
Office the Corporate Secretary
14 N. Main Street
P.O. Box 64197
Souderton, PA 18964

Board of Director Committees

Corporate
Board Member	Board	Audit	Compensation	Nominating	Independent*

William S. Aichele	X	—	—	—	—
Marvin A. Anders	Chairman	—	—	—	—
James L. Bergey	X	—	X	X	X
R. Lee Delp	X	—	X	X	X
Charles H. Hoeflich	X	—	Chairman	X	X
Norman L. Keller	X	—	—	—	—
Thomas K. Leidy	X	—	X	X	X
H. Ray Mininger	X	—	—	—	—
Merrill S. Moyer	X	Chairman	X	Chairman	X
P. Gregory Shelly	X	X	—	—	X
John U. Young	X	X	—	—	X

*	Director meets the independence requirements as defined in the listing standards of the Nasdaq Stock Market and SEC regulations.

Audit Committee

      The audit committee’s responsibilities include: annual review of and recommendation to the Board of Directors for the selection of the Corporation’s independent auditors, review with the internal and independent auditors the overall scope and plans for the respective audits as well as the results of such audits, and review with management and the internal and independent auditors, the effectiveness of accounting and financial controls, and interim and annual financial reports. All of the members of the audit committee are independent as defined in the listing standards of the Nasdaq Stock Market and SEC regulations.

      The Board of Directors has determined that Merrill S. Moyer, Chairman of the Audit Committee, meets the requirements recently adopted by the Securities and Exchange Commission and the Nasdaq Stock Market for qualification as an audit committee financial expert. Mr. Moyer has past employment experience with the Corporation as a Chief Executive Officer, including active supervision of the Chief Financial Officer and other senior financial officers, providing him with a high level of financial sophistication, as well as a comprehensive knowledge of internal controls and audit committee functions. He has served as Chairman of the Audit Committee since 1999. An audit committee financial expert is defined as a person who has the following attributes: (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity or accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal controls and procedures for financial reporting; and (v) an understanding of audit committee functions.

      The identification of a person as an audit committee financial expert does not impose on such person any duties, obligations or liability that are greater than those that are imposed on such person as a member of the Audit Committee and the Board of Directors in the absence of such identification. Moreover, the identification of a person as an audit committee financial expert for purposes of the regulations of the Securities and Exchange Commission does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board of Directors. Additionally, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for purposes of Section 11 of the Securities Act of 1933.

      The Board of Directors adopted an updated Audit Committee Charter in February 2004, a copy of which is attached to this Proxy Statement as Exhibit I. At the February 2004 meeting of the Audit Committee, the Committee adopted the Audit and Non-Audit Services Pre-Approval Policy, a copy of which is attached to the Proxy Statement as Exhibit II.

REPORT OF THE AUDIT COMMITTEE

      The Audit Committee (Committee) met eight (8) times in 2003. The Committee has reviewed and discussed the audited consolidated financial statements of the Corporation for the year ended December 31, 2003, with the Corporation’s management. The Committee has discussed with Ernst & Young, LLP, the Corporation’s independent accountants for the fiscal year ended December 31, 2003, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as modified or supplemented.

      The Committee has also received the written disclosures and the letter from Ernst & Young, LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and the Committee has discussed the independence of Ernst & Young, LLP with that firm.

      Based on the Committee’s review and discussions noted above, the Committee recommended to the Board of Directors that the Corporation’s audited consolidated financial statements be included in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

UNIVEST AUDIT COMMITTEE:

Merrill S. Moyer, Chairman

P. Gregory Shelly
John U. Young

Appointment of Independent Auditors for 2004

      On January 14, 2004, Univest retained KPMG, LLP, (KPMG) as its new independent auditor for the fiscal year ending December 31, 2004. Ernst & Young, LLP, (E&Y) was dismissed on January 14, 2004, but will continue to serve as the independent auditor for the fiscal year ending December 31, 2003. The decision to change the independent auditor was recommended and approved by the Audit Committee.

      During each of the fiscal years ended December 31, 2002 and 2003, none of E&Y’s reports on the financial statements of Univest contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principle, and there were no disagreements between Univest and E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of E&Y would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports. There were no “reportable events” as that term is defined in Item 304 (a)(1)(v) of Regulation S-K occurring within Univest in the two most recent fiscal years.

      During Univest’s two most recent fiscal years and, through the date of engagement, Univest did not consult with KPMG regarding any of the matters or events set forth in Item 304 (a)(2) of Regulation S-K.

      In previous years, shareholder ratification of the selection of the independent auditor for the Corporation was requested at the annual shareholder meeting. In the spirit of the new corporate governance requirements of the Sarbanes-Oxley Act of 2002, and Section 10A — (m)(2) of the Securities Exchange Act of 1934, as amended, which states — “The audit committee of each issuer, in its capacity as a committee of the board of directors, shall be directly responsible for the appointment, compensation, and oversight of the work of any registered public accounting firm employed by the issuer (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and each such registered public accounting firm shall report directly to the audit committee” — the Audit Committee, with the approval of the Board of Directors, has determined that a ratification vote would inhibit the committee’s ability to make timely decisions with respect to the appointment and/or dismissal of the independent auditing firm and has therefore recommended removal of the ratification vote from the proxy process.

      Representatives from both E&Y, as auditor for the fiscal year ending December 31, 2003, and KPMG, as auditor for the current fiscal year, are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Independent Auditor Firm Fees

      The following table presents fees for professional audit services rendered by Ernst and Young, LLP, for the audit of the Corporation’s annual financial statements for 2002 and 2003 and fees billed for other services rendered by Ernst and Young, LLP:

	2003	2002

Audit Fees	$444,589	$261,280
Audit Related Fees(1)	73,411	297,000
Tax Fees(2)	76,245	92,445
Other Fees(3)	7,500	-0-

(1)	Includes audits of benefit plans, due diligence, and for 2002, fees related to internal audit services.

(2)	Includes tax compliance and tax advice relating to acquisition issues.

(3)	Includes fees related to consultations regarding the Sarbanes-Oxley Act of 2002.

COMPENSATION AND ADDITIONAL INFORMATION

      The following table sets forth, for the preceding three years, the compensation which the Corporation and its subsidiaries paid to the five highest paid executive officers whose compensation exceeded $100,000 during 2003.

SUMMARY COMPENSATION TABLE

					Long-Term
	Annual Compensation				Compensation
						401(k) and
					Securities	Supplemental
				Other Annual	Underlying	Pension Plan
Name and Principal Position	Year	Salary	Bonus	Compensation	Options/SARs	Contributions

		($)	($)	($)(1)(2)	(#)	($)

William S. Aichele	2003	$347,885	$139,154	$11,116	13,500	$6,000
President and CEO of Univest	2002	320,000	128,000	10,668	17,500	5,500
Corporation and Univest National Bank	2001	300,000	120,000	9,556	16,875	5,250
Marvin A. Anders	2003	$216,000	$54,000	$6,058	8,400	$6,000
Chairman of Univest Corporation	2002	200,000	50,000	7,090	11,250	5,500
and Univest National Bank	2001	180,000	45,000	6,345	9,375	5,250

Wallace H. Bieler	2003	$178,096	$44,524	$1,863	4,300	$5,156
Senior Executive Vice President	2002	165,000	41,250	2,335	5,750	4,950
and CFO of Univest Corporation	2001	147,000	36,750	1,900	6,250	4,410
and Univest National Bank
K. Leon Moyer	2003	$160,962	$40,240	$263	4,000	$4,658
Senior Executive Vice President	2002	147,500	36,875	660	5,125	4,425
of Univest Corporation and Univest National Bank	2001	140,000	35,000	670	6,250	4,205
George D. Terry	2003	$143,308	$35,827	$-0-	3,500	$4,140
Executive Vice President of	2002	133,250	32,000	-0-	4,625	3,998
Univest Corporation and	2001	128,000	32,025	-0-	3,750	3,840
Univest National Bank

(1)	Includes use of company car, personal tax preparation services, and country club membership dues.

(2)	Does not include an actuarial expense or benefit accrual for the Supplemental Pension Plan that is described in the section on Long-Term Incentives. This expense for the year 2003 totaled $1,310,051 for certain executive officers (retired and active) including the individuals named in the Summary Compensation Table. The approximate 2003 actuarial expense was as follows: William S. Aichele $58,666; Marvin A. Anders $263,615; Wallace H. Bieler $73,795; K. Leon Moyer $49,087, and George D. Terry $0.

OPTION GRANTS IN LAST FISCAL YEAR

					Potential Realizable
					Value at Assumed
					Annual Rates of Stock
	No. of Securities	Percent of Total	Exercise		Price Appreciation For
	Underlying Options	Options Granted to	Price	Expiration	Option Term(4)
Name	Granted(1,2)	Employees	($/Share)(3)	Date	5%	10%

William S. Aichele	13,500	15.15%	42.400	12/31/13	360,045	912,195
Marvin A. Anders	8,400	9.43%	42.400	12/31/13	224,028	567,588
Wallace H. Bieler	4,300	4.83%	42.400	12/31/13	114,681	290,551
K. Leon Moyer	4,000	4.49%	42.400	12/31/13	106,680	270,280
George D Terry	3,500	3.93%	42.400	12/31/13	93,345	236,495

(1)	Includes Incentive and Non-Qualified Stock Options.

(2)	One-third of grant becomes exercisable on successive years beginning 1/1/06.

(3)	Fair market value of underlying securities based on the average of the closing bid and asked prices of the corporation’s common share on the date of grant, December 31, 2003 as reported by the Nasdaq Stock Market.

(4)	The assumed rates of appreciation of 5% and 10% would result in the price of the Corporation’s stock increasing to $69.07 and $109.97 respectively.

AGGREGATED OPTION/ SAR EXERCISES IN LAST FISCAL YEAR AND

FISCAL YEAR-END OPTION/ SAR VALUES

Number of
			Securities		Value of
			Underlying		Unexercised
			Unexercised		In-the-Money
			Options/SARs at		Options/SARs at
	Shares		FY-End (#)		FY-End ($)
	Acquired on	Value	Exercisable(E)		Exercisable(E)
Name	Exercise*	Realized**	Unexercisable(U)		Unexercisable(U)

William S. Aichele	0	$0	49,687(E	)	$1,109,913(E	)
			47,875(U	)	471,805(U	)
Marvin A. Anders	3,474	$52,874	16,838(E	)	369,311(E	)
			29,025(U	)	277,355(U	)
Wallace H. Bieler	3,015	$52,951	13,080(E	)	288,796(E	)
			16,300(U	)	167,446(U	)
K. Leon Moyer	3,280	$45,170	12,815(E	)	282,709(E	)
			15,375(U	)	161,211(U	)
George D. Terry	1,858	$25,494	5,613(E	)	121,937(E	)
			11,875(U	)	112,189(U	)

*	The Corporation has a stock-for-stock-option exchange (or cashless exercise) program in place, whereby optionees can exchange the value of the spread of in-the-money options for Corporation stock having an equivalent value. This exchange allows the executives to exercise their options on a net basis without having to pay the exercise price in cash. However, it will result in the executives acquiring less shares than the number of options exercised. Two of the named executives utilized this program in 2003.

**	“Value Realized” is calculated by subtracting the exercise price from the Fair Market Value as of exercise date. Fair Market Value is calculated as the mean of the closing bid and asked prices of the Corporation’s common stock as reported by the Nasdaq Stock Market.

UNIVEST CORPORATION OF PENNSYLVANIA

BOARD COMPENSATION COMMITTEE
REPORT ON EXECUTIVE COMPENSATION

      The Compensation Committee of the Board of Directors (“Committee”) for the fiscal year ended December 31, 2003 was comprised of five independent members appointed by the Board of Directors: James L. Bergey, R. Lee Delp, Charles H. Hoeflich, Thomas K. Leidy, and Merrill S. Moyer. The Committee met twelve (12) times in 2003.

      The Committee’s responsibilities include reviewing and approving corporate goals and objectives, including financial performance and shareholder return, relevant to approving the annual compensation of the Corporation’s CEO, executive officers, and other key management personnel through consultation with management and the Corporation’s independent professional compensation consultants. Recommendations are made to the Board of Directors with respect to overall incentive-based compensation plans, including equity based plans, which includes a review of the Corporation’s management development and succession plans. In addition the Committee will review and recommend changes to the annual retainer and committee fee structure for non-employee directors on the Board of Directors. The committee’s charter is available at the Corporation’s website on the internet: www.univest.net.

EXECUTIVE COMPENSATION POLICY

      The principal objective of the Corporation is to maximize shareholder value through the development and enhancement of the Corporation’s business operations. To further that objective, the Corporation’s executive compensation program is designed to:

•	Attract and retain quality talent, which is critical to both the short-term and long-term success of the Corporation.

•	Support strategic performance objectives through the use of compensation programs.

•	Create a mutuality of interest between executive officers and shareholders through compensation structures that share the rewards and risks of strategic decision-making.

•	Require executives to acquire substantial levels of ownership of Corporation stock in order to better align the executives’ interests with those of the shareholders through a variety of plans.

•	Ensure that compensation has been and will continue to be tax deductible.

      An executive’s total compensation is composed of three primary components: base salary compensation, annual incentive compensation, and long-term incentive compensation. Each component is based on individual and group performance factors, which are measured objectively and subjectively by the Committee.

BASE SALARY COMPENSATION

      The Committee’s approach is to offer competitive salaries in comparison with market practices. The Committee annually examines market compensation levels and trends observed in the labor market. For its purposes, the Committee has defined the labor markets as the pool of executives who are currently employed in similar positions in companies with similar market capitalization, with special emphasis placed on salaries paid by companies that constitute the banking industry. Market information is used as a frame of reference for annual salary adjustments and starting salaries.

      The Committee makes salary decisions in a structured annual review. The Committee considers decision-making responsibilities, experience, work performance and achievement of key goals, and team-building skills of each position as the most important measurement factors in its annual reviews. To help quantify these measures, the Committee has, from time to time, enlisted the assistance of independent compensation consultants.

IRC § 162(m)

      Internal Revenue Code Section 162(m) imposes a limitation on the deduction for certain executive officers’ compensation unless certain requirements are met. The Corporation and the Committee have carefully considered the impact of these tax laws and have taken certain actions intended to preserve the Corporation’s tax deduction with respect to any affected compensation.

ANNUAL INCENTIVES

      Univest established an annual incentive plan to reward executive officers for accomplishing annual financial objectives. The weighted financial measures (Return on Assets) and related targets for the plan are set forth in the preceding fiscal year by the Committee. For executive officers, other than the CEO, consideration is given to the overall corporate performance and performance of the specific areas of the Corporation under a participant’s direct control. This balance supports the accomplishment of overall objectives and rewards individual contributions by the executive officers. Individual annual bonus level targets are consistent with market practices for positions with comparable decision-making responsibilities.

      The average bonus earned under the Plan in 2003 by the four executive officers at year-end other than the CEO (which appear in the summary compensation table) was 25% of their base salaries. For the executive officers, excluding the CEO, payments ranged from $35,827 to $54,000 and were indicative of the strong performance demonstrated by the Corporation and the individuals. With respect to performance, Return on Assets for 2003 was 1.57%, reflecting continued strong financial performance.

LONG-TERM INCENTIVES

      At last year’s Annual Meeting, the shareholders approved the Univest 2003 Long-Term Incentive Plan. This plan replaced the 1993 Univest Long-Term Incentive Plan. The purpose of the plan is to enable employees of the Corporation to: (i) own shares of stock in the Corporation, (ii) participate in the shareholder value which has been created, (iii) have a mutuality of interest with other shareholders and (iv) enable the Corporation to attract, retain and motivate key employees of particular merit.

      Participation in the Long-Term Incentive Plan is determined by the Committee. The plan authorizes the Committee to grant both stock and/or cash-based awards through incentive and non-qualified stock options, stock appreciation rights, restricted stock, and/or long-term performance awards to participants. With respect to these grants, 1,000,000 shares will be set aside for these long-term incentives. At the time of an award grant, the Committee will determine the type of award to be made and the specific conditions upon which an award will be granted (i.e. term, vesting, performance criteria, etc.). The terms of the awards will be based on what the Committee determines is the most effective performance compensation approach to meet Univest’s strategic needs.

      Univest provides non-qualified pension plans for certain executive officers, including certain individuals, some named in the Summary Compensation Table. During 2000, Univest purchased bank-owned life insurance arrangements, which are commonly referred to as “BOLI” to fund future obligations under these non-qualified pension plans.

      The non-qualified pension plans provide an additional retirement benefit paid to the employee beginning at age 65 for a term between 10 and 15 years, plus death benefits.

FUTURE AWARD DETERMINATION

      The Committee will continue to reassess Univest’s executive compensation program in order to ensure that it promotes the long-term objectives of Univest, encourages growth in shareholder value, provides the opportunity for management investment in the Corporation, and attracts and retains top-level executives who will manage strategically in 2004 and beyond.

CEO COMPENSATION

      The salary paid to William S. Aichele in 2003 was increased to $347,885 as compared with $320,000 in 2002. This increase in base salary was provided to better align Mr. Aichele with the CEOs of a peer group of financial institutions of similar size, geography and performance. Mr. Aichele’s bonus award for 2003 was $139,154. This award represented 40% of his base salary and was determined based on Univest’s achievement of annual performance measures including return on assets performance and individual performance.

CONCLUSION

      Through the programs described above, a significant portion of the Corporation’s executive compensation is linked directly to individual and corporate performance and growth in shareholder value. The Committee intends to continue the policy of linking executive compensation to individual and corporate performance and growth in shareholder value, recognizing that the business cycle from time to time may result in an imbalance for a particular period.

UNIVEST CORPORATION COMPENSATION COMMITTEE

James L. Bergey

R. Lee Delp
Charles H. Hoeflich
Thomas K. Leidy
Merrill S. Moyer

RETIREMENT, SALARY CONTINUATION, AND DEFERRED SALARY SAVINGS PLANS

      All officers and employees of the Corporation and its subsidiaries working 1,000 hours or more in a plan year will accrue a benefit in that year and will be included in a nondiscriminatory retirement plan which qualifies under the Internal Revenue Code. The plan is compulsory and non-contributory. Benefits vest when an officer or employee completes five years of credited service. In addition, the Corporation maintains a non-qualified plan, the Supplemental Retirement Plan (the “Supplemental Retirement Plan”), which provides retirement benefits to eligible employees. The table set forth below illustrates the total combined estimated annual benefits payable under the Univest Retirement Plan and the Supplemental Retirement Plan to eligible salaried employees in hypothetical five (5) year average salary and years of service classification (assuming retirement as of January 1, 2004) are estimated as follows:

	Years of Service

Highest
Consecutive	20	25	30	35	40	45	50
5-Year Avg.
Salary

$150,000	$48,336	$52,920	$57,504	$62,088	$65,838	$69,588	$73,338
200,000	65,836	72,295	78,754	85,213	90,213	95,213	100,213
250,000	83,336	91,670	100,004	108,338	114,588	120,838	127,088
300,000	100,836	111,045	121,254	131,463	138,963	146,463	153,963
350,000	118,336	130,420	142,504	154,588	163,338	172,088	180,838

Assuming Retirement as of January 1, 2004

— Benefit limit under IRC section 415:	not reflected
— Maximum recognizable compensation:	not reflected

      The annual benefits are estimated on the basis of a straight life annuity notwithstanding the availability of joint and survivor annuitant and certain and continuous annuity options. Benefits are not subject to reduction for Social Security benefits. For purposes of the plan (assuming retirement at normal retirement date), William S. Aichele, Marvin A. Anders, Wallace H. Bieler, K. Leon Moyer and George D. Terry respectively, will have forty-four, forty-seven, forty-five, forty-four and thirty-two years of service. Certain groups of officers and employees have other benefits for past service with now affiliated companies.

      A salary continuation plan is provided for the certain individuals, some named in the Summary Compensation Table and to certain other executive management of the Corporation. The plan was established to provide pre- and post-retirement death benefits. Additionally, retirement benefits are payable upon the death, disability, or retirement of the individual covered by the plan and are calculated as a percentage of base salary of the individual adjusted for the cost of living. The retirement benefits payable to the individual or the spouse of the individual are for a minimum of ten (10) years and are determined in amount as of the retirement date. The salary continuation plan is an unfunded promise to pay to the named individuals which is subject to the substantial risk of forfeiture, and the individual is not considered as vested pursuant to the plan.

      On an optional basis, all officers and employees who have attained the age of 21 and have completed one month of service may participate in a deferred salary savings plan. In the year 2004, participants may defer from up to a maximum of $13,000 if under age 50 and $16,000 if over age 50. After employees complete 6 months of service, the corporation or its subsidiaries will make a matching contribution of 50% of the first 6% of the participant’s salary. All contributions are invested via a trust. The corporation’s matching contributions for 2003, amounting to $371,004, are vested at 50% at the end of two years, 75% at the end of three years, and 100% at the end of four years. Benefit payments normally are made in connection with a participant’s retirement. The plan permits early withdrawal of the money under certain circumstances. Under current Internal Revenue Service regulations, the amount contributed to the plan and the earnings on those contributions are not subject to Federal income tax until they are withdrawn from the plan.

      Compensation for Group Life Insurance premiums, hospitalization and medical plans, and other personal benefits are provided to all full-time employees and part-time employees averaging a certain number of hours and do not discriminate in favor of officers or directors of the Corporation or its subsidiaries.

NOMINATING COMMITTEE

      The Nominating Committee was formed in November 2003 and met one time during the fiscal year ending December 31, 2003. All members of the Committee are independent as defined by the listing standard rules of Nasdaq Stock Market and the SEC Regulations. The primary purpose of the Committee is to identify individuals for nomination as members of the Board and Board committees as appropriate for the Corporation to discharge its duties and operate in an effective manner to further enhance shareholder value. The nominating committee charter, adopted November 26, 2003 is available for shareholder review on the internet at www.univest.net or by requesting a copy in writing from the secretary of the Corporation. Members of the Committee are: James L. Bergey, R. Lee Delp, Charles H. Hoeflich, Thomas K. Leidy, and Merrill S. Moyer.

      The committee recommended to the Board the slate of nominees included in this proxy statement for election to the Board of Directors at the annual meeting of shareholders.

      Univest has three Alternate Directors who are elected annually by the Corporation’s shareholders and serve for one-year terms. The Alternate Director position provides an avenue for the Corporation to nurture future directors that the Board of Directors has determined would qualify as a nominee for the Board of Directors. These alternate directors, by attending board meetings on a regular basis without a vote, stay informed of the activities and condition of the Corporation and stay abreast of general industry trends and any statutory or regulatory developments. The pace of change in today’s financial industry makes it imperative that the Corporation maintain a fully informed Board.

      The Nominating Committee is responsible for identifying and evaluating individuals qualified to become Board members and to recommend such individuals to the Board of Directors for nomination. In fulfilling its responsibilities to select qualified and appropriate director candidates, the Nominating Committee will seek to balance the existing skill sets of current board members with the need for other diverse skills and qualities that will complement the Corporation’s strategic vision. All candidates must possess an unquestionable commitment to high ethical standards and have a demonstrated reputation for integrity. Other facts to be considered include an individual’s business experience, education, civic and community activities, knowledge and experience with respect to the issues impacting the financial services industry and public companies, as well as the ability of the individual to devote the necessary time to service as a Director. A majority of the Directors must meet the criteria for “independence” established by the Nasdaq Stock Market, and the Nominating Committee will consider any conflicts of interest that might impair that independence.

      All nominees will be evaluated in the same manner, regardless of whether they are recommended by the Nominating Committee or recommended by a shareholder.

Shareholder Nominations

      Article II, Section 18 of the Corporation’s Bylaws governs the process of nominations for election to the Board of Directors. Nominations made by Shareholders entitled to vote for the election of Directors shall be made by notice, in writing, delivered or mailed by registered return receipt mail, postage prepaid, to the Secretary of the Corporation, not less than thirty (30) days nor more than fifty (50) days prior to any meeting of the Shareholders called for the election of Directors; provided, however, that if less than twenty-one (21) days notice of the meeting is given Shareholders, such a nomination shall be delivered or mailed to the Secretary of the Corporation not later than the close of business on the seventh (7th) day following the date on which the notice of the meeting was mailed to the Shareholders.

      Such notification shall contain the following information to the extent known to the shareholder intending to nominate any candidate for election to the Board of directors:

      a.     The name, ages and resident addresses of each of the proposed nominees;

      b.     The principal occupation or employment and business address of each proposed nominee; and

c.	The total number of shares of the Corporation that, to the knowledge of the notifying Shareholders, will be voted for each of the proposed nominees;

      d.     The name and resident address of the notifying Shareholder;

      e.     The number of shares owned by the notifying Shareholder.

      Any nomination made by a Shareholder not made in accordance herewith may be disregarded by the Secretary of the meeting, and the votes cast for such nominee may be disregarded by the judges of election.

CODE OF CONDUCT

      The Corporation has adopted a Code of Conduct for all directors, officers and employees including the CEO, CFO, and other principal accounting officers. It is the responsibility of every Univest director, officer and employee to maintain a commitment to high standards of ethical conduct and to avoid any potential conflicts of interest. The Code is designed not only to promote clear and objective standards for compliance with laws and accurate financial reporting – it also contains an accountability mechanism that ensures consistent enforcement of the code and protection for persons reporting questionable behavior, including a fair process for determining possible violations. The Code of Conduct is available on our website at www.univest.net.

      Any waiver of the Code of Conduct for directors or executive officers must be approved by the Board of Directors or a committee of the Board and disclosed on Form 8-K within two days. Any waivers would also be posted on our website within two business days. The waiver reporting requirement process was established in 2003 and there have been no waivers.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

      Univest National Bank and Trust Co. had transactions with directors/officers of Univest or their associates in 2003, which comply with regulations of the Comptroller of the Currency and the Federal Reserve System, involving only normal risks which were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectability or present other unfavorable features.

      During 2003, the Corporation and its subsidiaries paid $673,388 to H. Mininger & Son, Inc. for building expansion projects which were in the normal course of business on substantially the same terms as available from others. H. Ray Mininger, a Director of the Corporation, is president of H. Mininger & Son, Inc.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG UNIVEST CORPORATION, THE NASDAQ STOCK MARKET (U.S.) INDEX

AND THE NASDAQ BANK INDEX

[COMPARISON TABLE]

		Nasdaq Stock Market
	Univest Corporation	(U.S.)	Nasdaq Bank

12/98	100.00	100.00	100.00
12/99	77.51	185.95	94.28
12/00	73.75	113.19	110.50
12/01	118.96	89.64	124.34
12/02	140.04	61.67	133.02
12/03	186.26	92.90	176.36

* $100 INVESTED ON 12/31/98 IN STOCK OR INDEX – INCLUDING REINVESTMENT OF DIVIDENDS.

     The Stock Price Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that Univest specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

SHAREHOLDER PROPOSALS

      Proposals by shareholders which are intended to be presented at the Corporation’s 2005 Annual Meeting must be received by the Corporation no later than November 12, 2004, to be eligible for inclusion in the Proxy Statement and proxy relating to that meeting.

      According to bylaws of the Corporation, a proposal for action to be presented by any shareholder at an annual or special meeting of shareholders shall be out of order unless specifically described in the Corporation’s notice to all shareholders of the meeting and the matters to be acted upon thereat or unless the proposal shall have been submitted in writing to the Chairman and received at the principal executive offices of the Corporation at least 60 days prior to the date of such meeting, and such proposal is, under law, an appropriate subject for shareholder action.

OTHER BUSINESS

      The Board of Directors and Management do not intend to present to the meeting any business other than as stated above. They know of no other business which may be presented to the meeting. If any matter other than those included in this proxy statement is presented to the meeting, the persons named in the accompanying proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

      SHAREHOLDERS ARE URGED TO VOTE. Please take a moment now to cast your vote over the Internet or by telephone in accordance with the instructions set forth on the enclosed proxy card, or alternatively, to complete, sign, and date the enclosed proxy, solicited on behalf of the Board of Directors, and return it at once in the postage-paid envelope we have provided. The proxy does not affect the right to vote in person at the meeting and may be revoked prior to the call for a vote.

By Order of the Board of Directors

Souderton, Pennsylvania

MARVIN A. ANDERS

March 12, 2004
Chairman

WALLACE H. BIELER

Secretary

EXHIBIT I

UNIVEST CORPORATION OF PENNSYLVANIA

AUDIT COMMITTEE CHARTER

Purpose

      This charter sets forth the authority and responsibilities of the Audit Committee of the Board of Directors of Univest Corporation and its subsidiaries.

      The Committee assists the Board in fulfilling its fiduciary responsibilities and its statutory responsibilities with respect to the regulatory requirements of the Sarbanes-Oxley Act and the listing standards of the Nasdaq Stock Exchange, including, but not limited to oversight and review of:

•	the financial reporting process and the integrity of that process, including audits of financial statements

•	the system of internal controls and the effectiveness of that system

•	the qualifications, engagement, compensation, and replacement of the independent public auditor

•	ongoing performance oversight of the independent auditor and the internal audit function

•	compliance with legal and regulatory requirements

•	responsibility to establish procedures for complaints

•	other special and ongoing activities directed by the Board of Directors

      On a regular basis, the Committee will report on its activities to the full Board of Directors and make recommendations as appropriate.

Authority

      The Audit Committee has the authority to evaluate, appoint, compensate, and replace the independent auditor and to approve all non-audit engagements with the independent auditor. In doing so, the Committee may consult with management but shall not delegate these responsibilities to management. The independent auditor shall report directly to the Audit Committee.

      In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Corporation and its subsidiaries, including the power to retain independent counsel, accounting, or other consultants to provide specialized advisement services. Univest shall provide the appropriate funding for the compensation of such consultants so employed by the Audit Committee. The Committee may request any employee of the Corporation’s independent auditor or other advisors to attend a meeting of the Committee or to meet with any named members or consultant to the Committee.

Membership

      The Audit Committee shall consist of no fewer than three members, each of whom shall be independent and financially literate under the applicable guidelines of the SEC and Nasdaq. At least one member of the committee shall have accounting or related financial management expertise to meet the definition of a “financial expert.”

1

      Audit Committee members will serve at the discretion of the Board of Directors and may be removed at any time. Members of the Univest Audit Committee shall not simultaneously serve on the audit committee of more than two other public companies.

      The composition of the Audit Committee and its independence will be reviewed annually by the Nominating Committee with recommendations for changes made to the Board of Directors.

Meetings

      The Committee will meet as often as necessary, but not less frequently than quarterly. All Committee members are expected to attend each meeting. Periodically, the Committee will hold meetings with management, the internal auditor, the external auditor, and others it may deem appropriate, including consultants, outside counsel, and Univest staff members qualified to provide expertise and insight into matters being discussed.

      Minutes of all meetings will be kept by a member of the Committee or by a person designated by the Committee. All minutes shall be reported to the full Board of Directors.

Duties and Responsibilities

      The committee should take the appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior. The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

A. Independent Auditors

•	The independent auditors will report directly to the Audit Committee; they are ultimately accountable to the full Board. The Audit Committee shall be responsible for evaluating the firm’s qualifications and staff experience, the hiring, compensation of, and for replacing the independent auditors, as appropriate.

•	Meet with the independent auditors at the onset of the engagement to discuss the planning, scope, and staffing of the audit, including coordination with internal audit. Review the qualifications of the independent auditor’s engagement team.

•	Receive a formal written statement from the independent auditor listing all relationships between Univest and the independent auditor consistent with the matters set forth in the Independence Standards Board, Standard No. 1; engage in active dialogue regarding any disclosed relationships impacting objectivity or auditor independence. Take appropriate actions.

•	Discuss with management the timing for rotating certain partners of the independent auditor, including the rotation of the audit firm itself.

•	Pre-approve all allowable non-audit services to be provided by the independent auditor, including the fees and terms. Pre-approval authority may be delegated to one or more members of the Audit Committee; such approvals shall be presented to the full Audit Committee at its next meeting.

•	Establish policies for the hiring of former employees of the independent auditor and incorporate these policies into the Corporation’s Human Resources procedures.

2

•	Oversee restrictions on the improper influence, coercion, manipulation, or purposeful misleading of the independent auditor by employees, officers, and directors. Review with the independent auditors any problems encountered in the course of the audit engagement.

•	Review and approve the internal audit function’s responsibilities and performance, including compensation, staffing, audit scope, and other matters of audit quality and integrity.

•	Report to the full Board the results of all significant Audit Committee evaluations, processes, and findings, including implementation of recommended changes.

B. Internal Audit

•	Discuss with management the performance, staffing, and organizational structure of the internal audit function, including staff qualifications and the provision of adequate resources necessary to fulfill its duties. Take into consideration the review of the Internal Audit function performed by the Independent Auditor.

•	Require the Internal Auditor to report, functionally, to the Audit Committee.

•	Review the audit scope with the senior internal auditor and the coordination of audit efforts with the external auditor to assure the most effective use of resources. Periodically review performance vs. plan and approve recommended changes.

•	Discuss internal audit’s compliance with the Institute of Internal Auditors “Standards of Professional Practice of Internal Auditing.”

•	Review internal audit’s annual risk assessment conducted through meetings with individual business units and the Chief Risk Officer.

•	Review significant reports to management prepared by internal audit, including management’s responses and any difficulties encountered during the course of any internal audit, including access to any requested information.

•	Discuss the adequacy of internal control requirements performed by Internal Audit, such as FDICIA and Section 404 of the Sarbanes-Oxley Act.

C. Financial Statements and Disclosures

•	Review and discuss with management and the independent auditor the Corporation’s annual audited financial statements, including any significant, unusual, or complex transactions, any significant financial reporting issues and judgments made in connection with the preparation of the financial statements, any significant changes to the application of accounting principles, any major issues concerning the adequacy of the Corporation’s internal controls and any material control deficiencies.

•	Understand the impact on the Corporation’s financial statements on any recent professional, accounting or regulatory initiatives.

•	Review and discuss with management and the external auditor the Corporation’s annual audited financial statements and recommend to the Board of Directors whether they should be included in the Corporation’s Form 10-K.

3

•	Discuss with management and the independent auditor, on an exception basis, the Corporation’s quarterly statements, including the results of the independent auditor’s review of the quarterly financial statements, prior to filing the Form 10-Q.

•	Review and discuss reports from the independent auditor on the following prior to the filing of the audit report with the SEC:

•	all critical accounting principles and practices to be used, including the basis for any significant changes

•	all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor

•	other material written communications between the external auditor and management, such as any management letter or schedules of unadjusted differences

•	difficulties encountered in the course of the auditor work, including any restrictions on the scope of activities or access to requested information, any significant disagreements with management, and any communications with respect to accounting issues presented by the engagement

•	Review with management and the external auditor all matters required to be communicated to the Committee under generally accepted auditing standards, including matters required to be discussed by Statement on Auditing Standards No. 61 and 90, relating to the conduct of the audit, and any significant disagreements with management.

•	Review with management the information in the Corporation’s earnings announcements, including the use of “pro forma” or “adjusted” non-GAAP information, prior to their release.

•	Monitor the Corporation’s progress in promptly addressing and correcting any and all identified weaknesses or deficiencies in financial reporting, internal controls or related matters.

•	Review disclosures made to the Audit Committee by the Corporation’s CEO and CFO regarding all matters these officers are required to certify regarding the Form 10-K and 10-Q, including any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud, whether or not material, involving management or other employees who have a significant role in internal controls.

•	Review and approve reports and disclosures of insider and affiliated-party transactions.

D. Internal Controls

•	Discuss with the independent auditors and internal audit any weaknesses or deficiencies identified relating to financial reporting, internal controls, or other related matters, including information security and control. Identify material weaknesses and procedures and timeframes for correcting such weaknesses.

•	Review reports from management on progress made in addressing and correcting any identified deficiencies or weaknesses described above.

•	Review internal accounting control reports (management letters) submitted by the external auditor and significant issues addressed in those letters.

4

•	Discuss with management its evaluation of the internal control structure and procedures for financial reporting on a quarterly basis; assess management’s conclusions about the adequacy of such internal controls and procedures, including any material deficiencies in such controls and procedures.

•	Discuss with management any major financial risk exposures and steps being taken to control or mitigate those risks.

•	Discuss with the independent auditors and management significant accounting or reporting developments proposed by the Financial Accounting Standards Board or the Securities and Exchange Commission that may impact the Corporation.

E. Compliance

•	Review with management the Corporation’s compliance program that provides for adherence to and monitoring of compliance with applicable laws and regulations, including Corporate Governance guidelines and the Code of Conduct.

•	Establish procedures for the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters, including the confidential or anonymous submission of concerns regarding such matters.

•	Receive and review information from the Corporation’s Counsel on any legal matters that may have a material impact on the financial statements of the Corporation. Review any reports from the Chief Risk Officer that involve significant findings on matters resulting from examinations and investigations by federal and state agencies, including action taken by management.

•	The Audit Committee will require the independent public accountants certify annually they are in compliance with all legal and regulatory requirements, including but not limited to, document retention and the submission of timely reports.

•	On a quarterly basis, Risk Management will verify the independent status of all Audit Committee members.

F. Other

•	In discharging its responsibility, the Audit Committee may look to other resources for assistance within the Corporation, outside of the internal audit function, to investigate any matter brought to its attention. Those resources include one or more officers whom the Committee reasonably believes to be reliable and competent in the matter presented.

•	Review and assess the adequacy of the Audit Committee Charter annually; request board approval and ensure publication/disclosure of the Charter every three years or as required by law or regulation.

Summary

      The primary responsibility of the Audit Committee is to oversee the Corporation’s financial reporting process on behalf of the Board of Directors and to report the results of their activities to the Board. Management is responsible for the preparation and integrity of the Corporation’s financial statements, and the independent auditor is responsible for auditing those financial statements. Management and internal audit are responsible for maintaining appropriate accounting and financial reporting policies and procedures, including internal controls designed to comply with applicable accounting standards, laws and regulations.

5

EXHIBIT II

UNIVEST CORPORATION OF PENNSYLVANIA

AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY

      The Univest Audit Committee has adopted the following guidelines regarding the engagement of the Corporation’s independent auditor to perform audit and non-audit services.

      Annually, at the first Audit Committee meeting scheduled for the year, the independent auditor will provide the Committee with an engagement letter outlining the scope of audit services to be performed during the fiscal year. If agreed to by the Committee, this engagement letter will be formally accepted by the Committee. The independent auditor will also present a proposal for non-audit services to be performed. At the same time, Corporation management will submit to the Committee for approval a list of non-audit services it anticipates engaging the independent auditor to perform during the year, including a budget estimate for total non-audit services.

      The Committee will consider, through consultation with both management and the independent auditor, that the provision of such non-audit services does not impair the independent auditor’s independence and does not include any services on the SEC’s prohibited list of non-audit services.* The Committee will evaluate and approve the non-audit services if in agreement with both the list of permissible non-audit services and the budget for such services.

      To ensure prompt handling of unexpected matters, the Committee delegates to the Chair the authority to amend or modify the list of approved permissible non-audit services and fees. The Chair will report action taken to the Committee at the next committee meeting.**

      The independent auditor has responsibility to ensure that all audit and non-audit services provided to the Corporation have been approved by the Committee. The Internal Auditor and Chief Financial Officer are responsible for tracking all independent auditor fees, including non-audit services, against the budget for such services, determining if any services are on the prohibited list, and reporting their findings to the Audit Committee quarterly.

*	Prohibited non-audit services include: (1) bookkeeping or other services related to the accounting records or financial statements of the audit client; (2) financial information systems design and implementation; (3) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (4) actuarial services; (5) internal audit outsourcing services; (6) management functions; (7) human resources; (8) broker-dealer, investment adviser or investment banking services; (9) legal services; (10) expert services unrelated to the audit.

**	Pre-approval is not required if: (1) the aggregate amount of all non-audit services constitutes no more than 5% of the total revenues paid by the Corporation to the independent auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Corporation at the time of the engagement, and (3) those services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit.

1

UNIVEST
CORPORATION OF PENNSYLVANIA
14 North Main Street, P.O. Box 64197, Souderton, Pennsylvania, 18964
PROXY
ANNUAL MEETING OF SHAREHOLDERS — APRIL 13, 2004

The annual Meeting of Shareholders of Univest Corporation of Pennsylvania will be held on Tuesday, April 13, 2004, at the Univest Building, 14 North Main Street, Souderton, Pennsylvania, at 10:45 a.m.

IF YOU ARE CHOOSING TO VOTE BY MAIL, PLEASE COMPLETE, SIGN, AND DATE YOUR PROXY AND VOTING INSTRUCTION CARD, DETACH IT, AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE.

UNIVEST’S DIRECTORS RECOMMEND A VOTE “FOR” ITEMS 1 and 2.

1. Election of Three Class II Directors      ☐For      ☐Withheld

     James L Bergey, Charles H. Hoeflich, John U. Young,

     FOR, EXCEPT VOTE WITHHELD FROM THE FOLLOWING NOMINEE(S):

2. Election of Three Alternate Directors      ☐For      ☐Withheld

     Richard W. Godshall            Margaret K. Zook            William G. Morral

     FOR, EXCEPT VOTE WITHHELD FROM THE FOLLOWING NOMINEE(S):

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THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
OF UNIVEST CORPORATION OF PENNSYLVANIA
FOR THE ANNUAL MEETING OF SHAREHOLDERS ON APRIL 13, 2004.

The undersigned, having received the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated March 12, 2004, hereby appoints Harold F. Detweiler and Gerald G. Dunlap, or any of them, with full power of substitution to each, proxies to represent the undersigned and to vote all of the shares of the Common Stock of Univest Corporation of Pennsylvania, (the “Corporation”) that the undersigned would be entitled to vote if personally present at the 2004 Annual Meeting of Shareholders of the Corporation, or any adjournment thereof, as directed on the reverse side and in their discretion on such other matters as may properly come before the meeting or any adjournment thereof.

The shares represented by this proxy will be voted as directed on the reverse side hereof. If no direction is given, however, the shares represented by this proxy will be voted FOR the election of the nominees for Director (those nominees are James L. Bergey, Charles H. Hoeflich, and John U. Young), and FOR the election of the nominees for Alternate Director (those nominees are Richard W. Godshall, Margaret K. Zook, and William G. Morral).

Signature:

Signature:

Date:

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YOUR VOTE IS IMPORTANT
VOTE TODAY IN ONE OF THREE WAYS:

	1.	VOTE BY TELEPHONE: After you call the phone number below, you will be asked to enter the control number at the bottom of the page. You will need to respond to only a few simple prompts. Your vote will be confirmed and cast as directed.

Call toll-free in the U.S. or Canada at
1-866-626-4508 on a touch-tone telephone

OR

	2.	VOTE BY INTERNET:
Log-on to www.votestock.com
Enter your control number printed below
Vote your proxy by checking the appropriate boxes
Click on “Accept Vote”

OR

	3.	VOTE BY MAIL: If you do not wish to vote by telephone or over the internet, please complete, sign, date and return the above proxy card in the pre-paid envelope provided.

YOUR CONTROL NUMBER IS:

You may vote by telephone or Internet 24 hours a day, 7 days a week.
Your telephone or Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.